UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2005
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14310 (Commission File Number)	41-1838504 (IRS Employer Identification Number)

1 IMATION PLACE
OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 704-4000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
This Form 8-K/A amends Form 8-K filed on July 20, 2005, to adjust the row descriptions on the summary of Imation’s historical results with Specialty Papers reported as a discontinued operation.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)

Date: July 27, 2005	By:	/s/ Paul R. Zeller
Paul R. Zeller
Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Summary of Imation’s historical results with Specialty Papers reported as a discontinued operation.